Description of the Business and Summary of Significant Accounting Policies - Allowance for Doubtful Accounts (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Allowance for Doubtful Accounts Receivable [Roll Forward]
Allowance for Accounts Receivables, Beginning Balance	$ 113	$ 29	$ 9
Charge-offs	(431)	(22)	(36)
Recoveries	0	0	0
Provision (benefit) for bad debts	2,290	106	56
Allowance for Accounts Receivables, Ending Balance	$ 1,972	$ 113	$ 29